SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]Preliminary Proxy Statement                 [ ]Confidential, for Use of the
[x]Definitive Proxy Statement                     Commission Only (as permitted
[ ]Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ]Soliciting Material Under Rule 14a-12

                           CFS BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charger)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

      2. Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

      4. Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

      5. Total fee paid:

         -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:_____________________________

[ ] Check box if any part of the fee is offset as provided  by Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1. Amount Previously Paid:

         -----------------------------------------------------------------------

      2. Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

      3. Filing Party:

         -----------------------------------------------------------------------

      4. Date Filed:

         -----------------------------------------------------------------------

                        [CFS BANCSHARES, INC. LETTERHEAD]




                                December 27, 2000




Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of CFS Bancshares, Inc. for the year ended September 30, 2000, to be held adjacent to the Savings Bank's office in the second floor auditorium at 300 18th Street North, Birmingham, Alabama, on Wednesday, January 24, 2001, at 2:00 p.m., local time.

         The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. At the Meeting, stockholders will consider and vote on the election of one director.

         During the Meeting, we will also report on the operations of the Company. Directors and Officers of the Company as well as a representative of KPMG LLP will be present to respond to any questions that stockholders may have.

         Your vote is important, regardless of the number of shares you own. On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

                                Sincerely,

                                /s/ Bunny Stokes, Jr.

                                Bunny Stokes, Jr.
                                Chairman of the Board and
                                Chief Executive Officer

                              CFS BANCSHARES, INC.
                              1700 3RD AVENUE NORTH
                            BIRMINGHAM, ALABAMA 35203
                                 (205) 328-2041

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 24, 2001

--------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of CFS Bancshares, Inc. (the "Company"), will be held adjacent to Citizens Federal Savings Bank's office in the second floor auditorium at 300 18th Street North, Birmingham, Alabama, on Wednesday, January 24, 2001, at 2:00 p.m., local time.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

          1.   The election of two directors of the Company; and

          2. Such other matters as may properly come before the Meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on December 8, 2000, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of Proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/ W. Kent McGriff

                                           W. KENT MCGRIFF
                                           SECRETARY

Birmingham, Alabama
December 27, 2000

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                              CFS BANCSHARES, INC.
                              1700 3RD AVENUE NORTH
                            BIRMINGHAM, ALABAMA 35203
                                 (205) 328-2041

--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 24, 2001

--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CFS Bancshares, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (hereinafter called the "Meeting") which will be held adjacent to the Citizens Federal Savings Bank's (the "Savings Bank") office in the second floor auditorium at 300 18th Street North, Birmingham, Alabama, on Wednesday, January 24, 2001, at 2:00 p.m., local time. The accompanying notice of meeting and this Proxy Statement are being first mailed to stockholders on or about December 27, 2000.


--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company, mailed or delivered to the above address, or the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the
          ----------------------------------------------------------------------
nominee for director set forth below. The proxy confers discretionary  authority
------------------------------------
on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Meeting. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.


--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on December 8, 2000, are entitled to one vote for each share then held. As of December 8, 2000, the Company had 130,000 shares of Common Stock issued and outstanding.

         The following table sets forth, as of December 8, 2000, the shares of Common Stock beneficially owned by all holders of more than 5% of the Company's stock and by all officers and directors of the Company as a group. Persons and groups owning in excess of 5% of the Company's Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Based upon such reports, management knows of no persons, other than those set forth below, who owned more than 5% of the Company's outstanding shares of Common Stock at December 8, 2000.

                                            AMOUNT AND NATURE                PERCENT OF SHARES
NAME AND ADDRESS                              OF BENEFICIAL                   OF COMMON STOCK
OF BENEFICIAL OWNER                           OWNERSHIP(1)                      OUTSTANDING
-------------------                         -----------------                -----------------

Citizens Federal Savings Bank Employee            30,790                            23.68%
  Stock Ownership Plan ("ESOP")
1700 3rd Avenue North
Birmingham, Alabama 35203

State Farm Insurance Co.                          12,999                             9.99%
1 State Farm Plaza
Bloomington, Illinois  61701

James W. Coleman                                  11,600                             8.92%
Route 1 Box 287
Sawyerville, AL  36776

Bunny Stokes, Jr.                                 25,172  (2)                       18.24%
1700 3rd Avenue North
Birmingham, Alabama  35203

All Officers and Directors                        42,476  (3)                       30.56%
 as a  Group (9 Persons)

--------------------
(1) All shares are owned directly by the named individuals or by their spouses and minor children, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(2) Includes 8,000 shares which Mr. Stokes has a right to acquire pursuant to stock options, and 4,864 shares owned by the ESOP which have been allocated to the account of Mr. Stokes.
(3) Includes 3,629 shares owned by the ESOP which, as of December 8, 2000, had not been allocated and are currently voted by Citizens Federal Savings Bank Directors Lett, Greene and Woolfolk, as members of the Savings Bank's ESOP Committee. Also includes 8,810 shares held in retirement accounts for the benefit of the named individuals, and 9,000 shares which the named individuals have a right to acquire within 60 days pursuant to stock options.


--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Company's Board of Directors is presently composed of four members elected for terms of three years, approximately one-third of whom are to be elected annually in accordance with the Bylaws of the Company. Pursuant to the Certificate of Incorporation of the Company, stockholders are not entitled to cumulate their votes for the election of directors.

         The Board of Directors has nominated James W. Coleman and Rev. John T. Porter to serve as directors for a three year term. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominee. If either nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time the Board knows of no reason why the nominees might be unavailable to serve.

         The following table sets forth for the nominee and each director continuing in office, his or her name, age (as of September 30, 2000), principal occupation(s) during the past five years, the year he or she first became a director of the Savings Bank (predecessor to the Company) and the number of shares and percentage of the Company's Common Stock beneficially owned at December 8, 2000. All persons were appointed as directors in January 1998 in connection with the incorporation of the Company. Each director of the Company is also a member of the Board of Directors of the Savings Bank.

                                                                                                    SHARES OF
                                                                                                  COMMON STOCK
                                                                                                  BENEFICIALLY
                      AGE AT                                         FIRST ELECTED  CURRENT         OWNED AT       PERCENT
                     SEPTEMBER                                        DIRECTOR OF     TERM         DECEMBER 8,       OF
NAME                 30, 2000    PRINCIPAL OCCUPATION(1)             SAVINGS BANK   TO EXPIRE       2000 (2)        CLASS
----                 --------    -----------------------             ------------   ---------      ----------       -----

                    BOARD NOMINEE FOR TERM TO EXPIRE IN 2004

James W. Coleman       60    Executive Director, West Alabama            1994         2001          11,600          8.92%
                             Health Services, Inc., Eutaw, Alabama.

Rev. John T. Porter    68    Pastor, Sixth Avenue Baptist Church.        1986         2001             100           .08%

                         DIRECTORS CONTINUING IN OFFICE

Bunny Stokes, Jr.      56    Chairman of the Board of the Savings        1989         2002          25,172  (3)    18.24%
                             Bank since March 1996; President of
                             the Savings Bank since February 1990.

Odessa Woolfolk        66    Private consultant and lecturer;            1990         2003             100           .08%
                             previously Assistant to President
                             of the University of Alabama at
                             Birmingham (UAB) for community
                             relations from January 1991 to
                             October 1993, and Director of the
                             UAB Center for Urban Affairs from
                             1983 to 1991.

-------------
(1) Nominees and directors have held these vocations or positions for at least five years unless otherwise noted. Businesses are located in Birmingham, Alabama unless otherwise noted.
(2) Unless otherwise noted, includes certain shares owned by corporations or foundations in which the director is an officer or major stockholder, or by spouses, or as a custodian or trustee for minor children, over which shares the named individual effectively exercises sole or shared voting and investment power. Also includes shares held in retirement accounts or funds for the benefit of the listed individuals. Does not include 3,629 shares owned by the Savings Bank's ESOP, over which shares the ESOP Committee, consisting of Citizens Federal Savings Bank Directors Lett, Greene and Woolfolk, exercises partial voting and investment power. Also includes shares which persons named in the table have a right to acquire within 60 days pursuant to stock options.
(3) See footnote (2) on previous page for information on Mr. Stokes' share ownership.

--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

         The Board of Directors conducts its business through meetings of the Board and through its committees. During the fiscal year ended September 30, 2000, the Board of Directors held 12 meetings. No director of the Company attended fewer than 75% of the meetings of the Board of Directors and of the committees on which such Board member served during this period.

         The Board of Directors also serves as a Nominating Committee for selecting the management nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, as submitted in any form, it has not actively solicited recommendations from the Company's stockholders for nominees nor has it established any procedures for this purpose. The Board of Directors held one meeting in its capacity as the Nominating Committee to nominate the individuals named herein for election as directors at the Meeting. Nominations for election as directors shall be made in accordance with the Company's Bylaws. Copies of the Company's Bylaws may be requested by a stockholder of record, by writing to the Secretary of the Company at the Company's executive office.

         Directors Porter, Lett, Coleman and Woolfolk serve as a compensation committee, the function of which is to evaluate the qualifications and performance of the Company's and Savings Bank's principal officers and employees to determine the compensation and benefits to be paid such individuals. The Committee met one time during the 2000 fiscal year.

         Directors Coleman, Porter and Woolfolk, and Directors Lett and Gardner, who are Directors of the Savings Bank only, serve as an audit committee. The primary function of this committee is to review audit performance and evaluate policies and procedures relating to internal auditing functions and controls. These functions are performed through discussions with the Company's internal auditors and management as needed, and through discussions and meetings with the Company's independent auditors and management to review the audit report and related matters. One meeting was held by the Company's audit committee during the fiscal year ended September 30, 2000.


--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

COMPENSATION SUMMARY

         Employees of the Company do not receive separate compensation for their service to the Company. Therefore, the compensation information discussed in this Proxy Statement relates to compensation paid by the Company's sole subsidiary, the Savings Bank. The following table sets forth the cash and noncash compensation for the last three fiscal years awarded to or earned by the Chief Executive Officer of Citizens Federal Savings Bank, the principal subsidiary of the Company. Mr. Stokes was the only executive officer of the Company whose compensation earned during the year ended September 30, 2000, 1999 and 1998 exceeded $100,000 for services rendered in all capacities to the Company and the Savings Bank.

                                                                                   LONG-TERM
                                                                                  COMPENSATION
NAME AND PRINCIPAL                                              OTHER ANNUAL       AWARDS OF         ALL OTHER
   POSITION              YEAR         SALARY       BONUS        COMPENSATION         OPTIONS       COMPENSATION
------------------       ----         ------       -----        ------------      ------------     ------------

Bunny Stokes, Jr.        2000       $125,127       $ 6,000             --             --             $15,626 (1)
  Chief Executive        1999        116,916         6,000             --             --              15,290 (2)
  Officer                1998        117,191        11,000             --             --              16,492 (3)

--------------------
(1) Includes $11,299 representing the allocation of benefits under the Savings Bank's ESOP and $4,327 representing the matching contributions by the Savings Bank to the account of Mr. Stokes under the Savings Bank's 401(k) Plan.
(2) Includes $10,673 representing the allocation of benefits under the Savings Bank's ESOP and $4,617 representing matching contributions by the Savings Bank to the account of Mr. Stokes under the Savings Bank's 401(k) Plan.
(3) Includes $12,025 representing the allocation of benefits under the Savings Bank's ESOP and $4,467 representing the matching contributions by the Company to the account of Mr. Stokes under the Savings Bank's 401(k) Plan.

OPTION EXERCISES AND YEAR-END VALUE TABLE

         The following table sets forth information concerning the value of options held by the Chief Executive Officer during the last fiscal year, as well as the value of such options at the end of the fiscal year. No options were granted to or exercised by the Chief Executive Officer during fiscal 2000.

                                                                            VALUE OF
                                        NUMBER OF                          UNEXERCISED
                                       OPTIONS AT                         IN-THE-MONEY
                                     FISCAL YEAR-END                     FISCAL YEAR-END
                                       EXERCISABLE                       EXERCISABLE (1)
                                     ---------------                     ---------------

Bunny Stokes, Jr.                         8,000                              $36,000
Chief Executive Officer

---------------------
(1) Difference between fair market value of underlying securities at fiscal year-end and the exercise or base price (a difference of $4.50 per share).

EMPLOYMENT AGREEMENT

         On June 5, 1989, the Savings Bank entered into an employment agreement with Bunny Stokes, Jr., Executive Vice President of the Savings Bank. The agreement was subsequently amended in 1990 to reflect the appointment of Mr. Stokes as President of the Savings Bank, and was amended again in 1993 to change the agreement from a five-year term to a three-year term. The agreement also provides for an annual extension of the term of employment for an additional one-year period beyond the then effective expiration date subject to Board of Directors approval of the extension, unless Mr. Stokes gives written notice that the agreement will not be extended further. The agreement provides that Mr. Stokes will be entitled to participate in discretionary bonuses, customary fringe benefits, vacation and sick leave and disability payments as provided for other management personnel. The agreement is terminated upon the death of the employee, by his voluntary termination, or by the Savings Bank for "just cause" as defined in the agreement. If Mr. Stokes's employment is terminated without just cause, he would be entitled to a continuation of his salary for the remaining term of the agreement. Mr. Stokes' salary under the agreement at September 30, 2000 was $125,000.

         The employment agreement further provides that in the event of the involuntary termination of employment in connection with, or within six months after, any change in control of the Savings Bank, or voluntary termination of employment in conjunction with, or within six months after, any change in control of the Savings Bank which in either case has not been approved in advance by a two-thirds' vote of the full Board of Directors, Mr. Stokes will be paid within 30 days of such termination in one lump sum payment or, at his election, in periodic payments over the remaining term of the agreement, a sum equal to 2.99 times the average annual compensation he received during the five year period immediately prior to the date of change of control. "Control" generally refers to the acquisition by any person or entity of the ownership or power to vote more than 25% of the Savings Bank's stock or the control of the election of a majority of the Savings Bank's directors. The agreement also provides for a similar lump sum payment to be made in the event of his voluntary termination of employment following the occurrence of certain specified events following any change in control, whether approved by the Board of Directors or otherwise, including an assignment of duties and responsibilities other than those normally associated with his position, a diminishment of his authority or responsibility, failure to maintain benefit plans providing at least a comparable level of benefits presently afforded, requiring him to move his personal residence or perform his principal executive functions more than 35 miles from the Savings Bank's current main office. Such payment would, at this time, for example, be equal to $412,276 based upon Mr. Stokes' compensation during the past five years.


--------------------------------------------------------------------------------
                             DIRECTORS' COMPENSATION
--------------------------------------------------------------------------------

         During the fiscal year ended September 30, 2000, each director was paid directors' fees of $4,200 for the year. Additional fees of $200 per meeting were paid for attendance at committee meetings. The Company's executive officers who also serve as directors received no directors fees during fiscal 2000, and as a policy do not receive directors fees.


--------------------------------------------------------------------------------
                          TRANSACTIONS WITH MANAGEMENT
--------------------------------------------------------------------------------

         The Savings Bank has followed the policy of offering loans to its officers, directors and employees for the financing of their personal residences. Applicable law requires that loans to directors, officers and 10% or greater stockholders and their affiliates must be approved by a disinterested majority of the board of directors if all such loans exceed the greater of 5% of capital and surplus, or $25,000. Such loans must also be made on terms substantially the same as offered in comparable transactions. The Savings Bank's loan policy complies with these requirements. During the year ended September 30, 2000, except as described below, the Savings Bank had no residential real estate loans or other loans outstanding to any officer or director with unpaid balances totaling in excess of $60,000.


--------------------------------------------------------------------------------
                     RELATIONSHIP WITH INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

         KPMG LLP, independent certified public accountants, was the Company's independent public accountants for the 2000 fiscal year. The Company has heretofore reached agreement with KPMG LLP to be its auditors for the 2001 fiscal year. A representative of KPMG LLP will be present at the Meeting, will have the opportunity to make a statement if he or she so desires, and will respond to any questions that stockholders may have.


--------------------------------------------------------------------------------
                          BENEFICIAL OWNERSHIP REPORTS
--------------------------------------------------------------------------------

         Pursuant to regulations promulgated under the Exchange Act, the Company's directors and officers, and persons who own more than ten percent of the Common Stock, are required to file reports to report their ownership and changes in ownership in the Common Stock and to furnish the Company with copies of all such ownership reports that are filed. Based solely on its review of the copies of such reports received during the past fiscal year or with respect to the last fiscal year, the Company believes that all of its directors, officers and stockholders owning in excess of ten percent of the Common Stock have complied with the reporting requirements.


--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The cost of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Company's Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on December 8, 2000. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 1700 3rd Avenue North, Birmingham, Alabama 35203, no later than August 29, 2001. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

         Stockholder proposals, other than those submitted pursuant to the Exchange Act, must be submitted in writing to the Secretary of the Company at the address given in the preceding paragraph not less than thirty days nor more than sixty days prior to the date of any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders.


                                 BY ORDER OF THE BOARD OF DIRECTORS

                                 /s/ W. Kent McGriff


                                 W. KENT McGRIFF
                                 SECRETARY

Birmingham, Alabama
December 27, 2000

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                                   FORM 10-KSB
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         A COPY OF THE FORM  10-KSB AS FILED WITH THE  SECURITIES  AND  EXCHANGE
COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, CFS BANCSHARES, INC., 1700 3rd AVENUE NORTH, BIRMINGHAM, ALABAMA 35203.
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                                       7

                                 REVOCABLE PROXY
                              CFS BANCSHARES, INC.

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 24, 2001
--------------------------------------------------------------------------------

         The undersigned hereby appoints those persons who constitute the Board of Directors of CFS Bancshares, Inc. as listed in the Proxy Statement dated December 27, 2000, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of CFS Bancshares, Inc. ("the Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held adjacent to the Company's office in the second floor auditorium at 300 18th Street North, Birmingham, Alabama on Wednesday, January 24, 2001, at 2:00 p.m., local time, and at any and all adjournments thereof, as follows:

                                                         FOR        AGAINST
                                                         ---        -------
    1.    The election as director of the
            nominees listed below for the
            term noted.                                  [  ]       [  ]

            FOR THREE YEAR TERM:

            James W. Coleman
            Rev. John T. Porter


            INSTRUCTION:  To withhold your vote
            for any nominee, write his name on the line below.

            ----------------------------------------

            The Board of Directors recommends a vote "FOR" the nominee listed above.


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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE BOARD OF DIRECTORS TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE 2001 ANNUAL MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


         Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting, a Proxy Statement dated December 27, 2000 and the 2000 Annual Report to Stockholders.


Dated: __________________________, 2000



-----------------------------------------   ------------------------------------
  PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER


-----------------------------------------   ------------------------------------
   SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


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PLEASE  COMPLETE,  DATE,  SIGN AND MAIL  THIS  PROXY  PROMPTLY  IN THE  ENCLOSED
POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------